                                                                   EXHIBIT 10-D

         THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE SUBJECT TO CERTAIN RESTRICTIONS, CONTAINED IN SECTION 5 HEREOF, WITH RESPECT TO THEIR TRANSFER.

                 WARRANT TO PURCHASE SHARES OF COMMON STOCK OF

                                  DIGICON INC.

NO. W-4                                                         34,800 WARRANTS

         This Warrant Certificate certifies that CCF JUPITER L.P. ("Holder") is the holder of 34,800 Warrants (subject to adjustment as provided herein), each of which represents the right to subscribe for and purchase from Digicon Inc., a Delaware corporation (the "Company"), one share of the common stock, par value $.01 per share, of the Company (the common stock, including any stock into which it may be changed, reclassified or converted, is herein referred to as the "Common Stock") at the purchase price (the "Exercise Price") of $4.50 per share (subject to adjustment as provided herein).

         The Warrants represented by this Warrant Certificate are subject to the following provisions, terms and conditions:

         1.      EXERCISE OF WARRANTS

                 EXERCISE OF WARRANTS. The Warrants may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by surrender of this Warrant Certificate at the principal office of the Company at 3701 Kirby Drive, Suite 112, Houston, Texas 77098 (or such other office or agency of the Company as may be designated by notice in writing to the Holder at the address of such Holder appearing on the books of the Company) with the appropriate form attached hereto duly exercised, at any time within the period beginning on the date upon which the Company's shareholders approve the issuance of the Warrants as required by the American Stock Exchange and expiring at 5 p.m. Houston, Texas time, on July 26, 1999, (the "Exercise Period"), and by payment to the Company by certified check or bank draft of the Exercise Price for such shares. The Company agrees that the shares of Common Stock so purchased shall be and are deemed to be issued to the Holder as the record owner of such shares of Common Stock as of the close of business on the date on which the Warrant Certificate shall have been surrendered and payment made for such shares of Common Stock. Certificates representing the shares of Common Stock so purchased, together with any cash for fractional shares of Common Stock paid pursuant to Section 2D, shall be delivered to the Holder promptly, and in no event later than ten (10) days after the Warrants shall have been so exercised, and, unless the Warrants have expired, a new Warrant Certificate representing the number of Warrants represented by the surrendered Warrant Certificate, if any, that shall not have been exercised also shall be delivered to the Holder within such time.

         2.      ADJUSTMENTS

                 A. ADJUSTMENTS. The Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

                          (1) STOCK DIVIDENDS; STOCK SPLITS; REVERSE STOCK SPLITS; RECLASSIFICATIONS. In case the Company shall (i) pay a dividend with respect to its capital stock in shares of Common Stock,
         (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of any class of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, other than elimination of par value, a change in par value, or a change from par value to no par value (any one of which actions is herein referred to as an "Adjustment Event"), the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to the record date for such Adjustment Event shall be adjusted so that the Holder shall thereafter be entitled to receive the number of shares of Common Stock or other securities of the Company (such other securities thereafter enjoying the rights of shares of Common Stock under this Warrant Certificate) that such Holder would have owned or have been entitled to receive after the happening of such Adjustment Event, had such Warrant been exercised immediately prior to the happening of such Adjustment Event or any record date with respect thereto. An adjustment made pursuant to this Section 2A(1) shall become effective immediately after the effective date of such Adjustment Event retroactive to the record date, if any, for such Adjustment Event.

                          (2) ADJUSTMENT OF EXERCISE PRICE. Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 2A(1), the Exercise Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

                 B. NOTICE OF ADJUSTMENT. Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly notify the Holder in writing (such writing referred to as an "Adjustment Notice") of such adjustment or adjustments and shall deliver to such Holder a statement setting forth the number of shares of Common Stock purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the





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facts requiring such adjustment and setting forth the computation by which such adjustment was made.

                 C. STATEMENT ON WARRANT CERTIFICATES. The form of this Warrant Certificate need not be changed because of any change in the Exercise Price or in the number or kind of shares purchasable upon the exercise of a Warrant. However, the Company may at any time in its sole discretion make any change in the form of the Warrant Certificate that it may deem appropriate and that does not affect the substance thereof and any Warrant Certificate thereafter issued, whether in exchange or substitution for any outstanding Warrant Certificate or otherwise, may be in the form so changed.

                 D. FRACTIONAL INTEREST. The Company shall not be required to issue fractional shares of Common Stock on the exercise of the Warrants. The number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 2D be issuable on the exercise of the Warrants (or specified proportion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then fair value of one share of Common Stock, as determined by the Board of Directors of the Company in good faith, multiplied by such fraction computed to the nearest whole cent.

         3.      RESERVATION AND AUTHORIZATION OF COMMON STOCK

                 The Company covenants and agrees (a) that all shares of Common Stock which may be issued upon the exercise of the Warrants represented by this Warrant Certificate will, upon issuance, be validly issued, fully paid and nonassessable and free of all transfer taxes, liens and charges with respect to the issue thereof, (b) that during the Exercise Period, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the Warrants evidenced by this Warrant Certificate, sufficient shares of Common Stock to provide for the exercise of the Warrants represented by this Warrant Certificate and (c) that the Company will take all such action as may be necessary to ensure that the shares of Common Stock issuable upon the exercise of the Warrants may be so issued without violation of any applicable law or regulation, or any requirement of any securities exchange upon which any capital stock of the Company may be listed.

         4.      NO VOTING RIGHTS

                 This Warrant Certificate shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.





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         5.      RESTRICTIONS ON TRANSFER

                 A. WARRANTS. This Warrant Certificate and the Warrants it evidences are not transferrable directly or indirectly, in whole or in part, except in the case of any such transfer which is in compliance with applicable federal and state securities laws, including but not limited to, the Securities Act of 1933, as amended the ("Securities Act"), and for which the Company is provided with an opinion of counsel to the Holder, reasonably satisfactory to the Company, to the effect that such transfer is not in violation of any of said securities laws.

                 B. COMMON STOCK. The shares of Common Stock issuable upon exercise of the Warrants have not been registered under the Securities Act, or under any applicable state securities laws, and Holder shall not offer for sale, sell, transfer, pledge or otherwise hypothecate any such shares of Common Stock except in accordance with the registration requirements of the Securities Act and applicable state securities laws or upon delivery to the Company of an opinion of legal counsel satisfactory to the Company that an exemption from registration is available. Each certificate evidencing shares of Common Stock issued pursuant to any exercise of the Warrants evidenced hereby will bear a conspicuous restrictive legend worded substantially as follows:

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND THEY CANNOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE LAWS OR UPON DELIVERY TO THIS CORPORATION OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         6.      CLOSING OF BOOKS

                 The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock or other securities issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of the Warrants.

         7.      WARRANTS EXCHANGEABLE; LOSS, THEFT

                 This Warrant Certificate is exchangeable, upon the surrender hereof by any Holder at the office or agency of the Company referred to in
Section 1, for new Warrant Certificates of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each such new Warrant to represent the right to subscribe and purchase such number of shares of Common Stock as shall be designated by said holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation, or upon surrender or cancellation of this Warrant Certificate, the Company will issue to the holder hereof a new Warrant Certificate of like tenor, in lieu of this Warrant Certificate, representing the right





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to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.


         8.      MERGERS, CONSOLIDATIONS

                 If the Company shall merge or consolidate with another corporation, the holder of this Warrant Certificate shall thereafter have the right, upon exercise hereof and payment of the Exercise Price, to receive solely the kind and amount of shares of stock (including, if applicable, Common Stock), other securities, property or cash or any combination thereof receivable by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such merger or consolidation (assuming, if applicable, that the holder of such Common Stock failed to exercise its rights of election, if any, as to the kind or amount of shares of stock, other securities, property or cash or combination thereof receivable upon such merger or consolidation).

         9.      REGISTRATION RIGHTS

                 A. DEFINITIONS. For the purposes of this Section 9, the following terms have the meanings set forth below:

                 "WARRANTHOLDERS" means the Lenders which are issued warrants to purchase Common Stock pursuant to Section 2.3 of the Loan and Security Agreement.

                 "LOAN AND SECURITY AGREEMENT" means the Loan and Security Agreement between the Company, Digicon Geophysical Corp., Digicon/GFS Inc., Digicon Exploration Limited and Digicon Exploration, Ltd., as borrowers, Soros Capital L.P., CCF Jupiter L.P. and Jupiter Management Co., Inc., as lenders, and Jupiter Management Co., Inc., as agent.

                 "REGISTRABLE SECURITIES" means the shares of Common Stock issued upon exercise of the Warrants.

                 "WARRANTS" means all warrants to purchase Common Stock issued pursuant to Section 2.3 of the Loan and Security Agreement.

                 "LENDERS" shall have the meaning given such term in the Loan and Security Agreement.

                 B.       DEMAND REGISTRATION.

                          (1) On one occasion prior to July 26, 2001, if the Holder requests in writing to register under the Securities Act any of the shares of Registrable Securities owned by it (which request shall (i) specify the number of shares of Registrable Securities





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
         intended to be offered and sold, (ii) express such person's present intent to offer such Registrable Securities for distribution, (iii) describe the nature or method of the proposed distribution thereof and
         (iv) contain the undertaking of such party to provide all such information and materials and take all such action as may be required or appropriate in order to permit the Company to comply with all applicable requirements of the Securities and Exchange Commission (the "SEC") and to obtain acceleration of the effective date of the registration statement), the Company will use its reasonable efforts to cause the offering of the shares of Registrable Securities so specified in such request to be registered as soon as practicable thereafter so as to permit the sale or other distribution by the requesting party, and in connection therewith the Company will prepare and file on the appropriate form (or, if more than one form may be used, on such appropriate form as is selected by the Company) a registration statement under the Securities Act to effect such registration and permit the sale of the shares of Registrable Securities by the Holder. Notwithstanding the foregoing, the Holder may exercise its one demand registration right with respect to any shares of Registrable Securities which are not held by the Holder because of a failure of the Holder to have exercised Warrants in connection with such shares, provided, however, that in any such event, the written request of the Holder set forth above shall also contain an undertaking to exercise, on or prior to the effective date of the registration statement, Warrants in connection with shares of Registrable Securities to be registered.

                          (2) In the event that the Holder, after demanding registration pursuant to subsection (1) of this Section B, determines for any reason not to proceed with a registration pursuant to this Section B at any time before the registration statement in respect of such registration has been declared effective by the SEC, and such registration statement, if theretofore filed with SEC, is withdrawn and the Holder agrees to bear all costs and expenses (including, but not limited to, underwriting fees, registration, SEC and blue sky filing fees, printing expenses, and fees and expenses of legal counsel and accountants) incurred in connection therewith (except that the Holder need not bear any costs or expenses of any proposed offering that is withdrawn pursuant to Section D(7) hereof), then such withdrawn registration shall not be counted for purposes of determining whether the Holder has exercised its one demand registration right pursuant to this Section B.

                 C.       PARTICIPATION REGISTRATION.

                          (1) Subject to the limitations of subsection (2) of this Section C, if at any time prior to July 26, 2001, the Company shall propose the registration under the Securities Act of an offering of Common Stock, the Company shall give written notice as promptly as practicable of such proposed registration (if practicable, at least 30 days in advance of the initial filing with the SEC of the registration statement used in connection with such proposed offering, and in no event later than 20 days in advance of such initial filling date) to the Holder and will offer to include in any such offering the shares of





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         Registrable Securities owned by the Holder (or obtainable by the
         Holder upon the exercise of the Warrants), upon the same terms (including the method of distribution) as all other shares of Common Stock being sold pursuant to such offering of which the Company shall have given notice, as aforesaid.

                          (2) Notwithstanding the obligations of the Company pursuant to subsection (1) of this Section C, (i) the Company shall not be required to give notice or to include such Registrable Securities in any such registration if the proposed registration is exclusively (A) a registration of an employee stock option or other employee incentive compensation plan or of Common Stock issued or issuable pursuant to any such plan, (B) Common Stock issued or issuable pursuant to a dividend or interest reinvestment plan, or other similar plan, or (C) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; and (ii) the Company may, in its sole discretion and without the consent of the Holder, withdraw any such registration statement and abandon such proposed offering, notwithstanding the Holder's request to participate therein in accordance with this provision.

                 D. LIMITATIONS, CONDITIONS AND QUALIFICATIONS TO OBLIGATIONS OF THE COMPANY UNDER REGISTRATION PROVISIONS. The obligation of the Company to cause the Registrable Securities owned by the Holder to be registered under the Securities Act pursuant hereto is subject to each of the following limitations, conditions and qualifications:

                          (1) The Company shall not be obligated to file or proceed with any registration statement pursuant to Section B hereof
         (i) unless such registration is demanded by the Holder and other Warrantholders in connection with an aggregate of not less than 51% of the shares of Registrable Securities held or which may be acquired upon exercise by all of the Warrantholders, (ii) within three months of the effective date of another registration statement, (iii) if the filing of the registration statement would require a "special audit" (as defined below) of the Company's financial statements (unless the Holder agrees to pay the cost of such special audit), (iv) during any period (not to exceed three months) when the Company has previously commenced and is proceeding with efforts with respect to an underwritten public offering of its securities and in the judgment of the managing underwriter thereof such requested filing would have a material adverse effect on the contemplated offering or (v) if the Company determines, in its reasonable judgment after consultation with its principal investment banker, that such registration would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its affiliates contemplated by the Company's Board of Directors; provided, however, that any such delays may not exceed 180 days in the aggregate during any period of 12 consecutive calendar months. For purposes of this paragraph, the term "special audit" shall mean an audit not at year's end, requiring an opinion of any independent accountant.





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                          (2)     In the case of participation registration
         pursuant to Section C hereof, if the managing underwriter of any proposed registered offering advises that the inclusion in a registration statement of some or all of the shares of Registrable Securities sought to be registered by the Holder, together with shares of Common Stock to be registered by the Company, creates a substantial risk that the proceeds or price per share to be derived from such public offering will be materially reduced or that the number of shares of Common Stock (including the Registrable Securities) to be registered is too large to be reasonably sold, then the shares of Registrable Securities sought to be registered by the Holder (but not the shares of Common Stock sought to be registered by the Company) shall be reduced so that the total number of shares of Common Stock (including the Registrable Securities) to be registered and sold in such public offering does not exceed the number reasonably recommended by such managing underwriter.

                          (3) The Holder, upon requesting registration, shall provide the Company such information with respect to the shares of Registrable Securities to be sold, the plans for the proposed disposition thereof and such other information as shall, in the opinion of counsel for the Company, be necessary to enable the Company to include in the registration statement relating to the proposed offering all material facts required to be disclosed with respect to such prospective seller.

                          (4) The Company shall bear the cost of each registration under the Securities Act, as well as the cost of any registration and qualification under the blue sky laws of such states as the Holder shall reasonably request, including but not limited to, registration, SEC filing, National Association of Securities Dealers and blue sky filing fees, printing expenses and fees and disbursements of counsel and accountants for the Company; provided, however, that the Holder shall pay (i) the underwriting fees and selling commissions attributable to the shares of Registrable Securities (but not other shares of Common Stock) offered and (ii) the fees and disbursements of counsel for the Holder.

                          (5) The Company shall not be required to amend or supplement such registration statement for more than nine months following its effective date.

                          (6) The Company shall be entitled to postpone for a reasonable period of time (not to exceed 30 days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section B if, at the time the Company receives a request for such registration, the Company is engaged in any program for the purchase of shares of its Common Stock.

                          (7) If the Company shall postpone the filing of a registration statement pursuant to subsection (1)(iv) or (6) of this Section D, the Holder shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and such withdrawn request shall not be





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
         counted for purposes of determining the number of registrations to which the Holder is entitled pursuant to Section B.

                          (8) In the event the Holder requests registration pursuant to Section B hereof, (i) the offering or distribution of Registrable Securities shall be pursuant to a firm commitment underwriting, (ii) the managing underwriter shall be a nationally recognized investment banking firm approved by the Company (such approval not to be unreasonably withheld) and the Company will enter into an underwriting agreement containing representations, warranties and agreements not substantially different from those customarily made by an issuer in underwriting agreements with respect to secondary distributions; provided, however, that the Company will not be obligated to enter into an agreement with respect to indemnification of the underwriters materially less favorable to the Company than as set forth in Section F below.

                          (9) The Company may require, as a condition to fulfilling its obligations under this Section 9, the written confirmation by the Holder and the underwriters to the effect that such persons agree to be bound by the indemnification agreements described in Section F(2) hereof.

                          (10) The Holder, if requested by the managing underwriter with respect to an offering of Registrable Securities, will agree not to sell publicly any shares of Common Stock held by it, other than the shares of Registrable Securities so registered, for a period of time (not to exceed 60 days) prior to and after the effective date of the registration statement.

                 E. COMPANY OBLIGATIONS IN CONNECTION WITH REGISTRATIONS. In connection with any registration of Registrable Securities undertaken by the Company pursuant to this Section 9 and any registration statement filed in connection therewith, the Company shall:

                          (1) furnish to the Holder or its underwriters such number of copies of any prospectus (including any preliminary prospectus or amended or supplemented prospectus) and such other documents as the Holder may reasonably request in order to effect the offering and sale of the Registrable Securities to be offered and sold by such person, but such obligations shall survive only while the Company is required to cause the registration statement to remain effective pursuant to Section E(4) hereof;

                          (2) use its reasonable best efforts to qualify the offering under applicable blue sky laws or such other state securities laws as may be necessary or appropriate to enable the Holder to offer and sell the Registrable Securities in the states wherein such entity intends to offer such securities; provided, however, that the Company shall not be obligated to qualify to do business as a foreign corporation under the laws of any jurisdiction wherein it is not then qualified or to file any general consent to service of process;

                          (3) furnish to the Holder unlegended certificates representing the shares of Registrable Securities theretofore owned by such person that are sold pursuant to such registration, such certificates to be furnished in such numbers and denominations as such person may reasonably request;

                          (4) use its reasonable best efforts to cause the registration statement to remain effective for nine months following its effective date or such lesser period as the underwriters may agree;

                          (5) notify the Holder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                          (6) promptly notify the Holder of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                          (7) prepare and file with the SEC, promptly upon the request of the Holder, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Holder, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Securities by the Holder;

                          (8) prepare and promptly file with the SEC, and promptly notify the Holder of the filing of all amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements therein or omissions therefrom, if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                          (9) advise the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                          (10) not file any amendment or supplement to such registration statement or prospectus (i) unless a copy thereof shall have been furnished to the Holder at least 24 hours prior to such filing, and (ii) not file any such amendment or supplement in the event the Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder;

                          (11) at the request of the Holder, furnish on the effective date of the registration statement, and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder, covering such matters as such underwriters and the Holder may reasonably request, in which opinion such counsel shall state, subject to such qualifications as may be reasonably necessary under the circumstances and without limiting the generality of the foregoing, that (A) such registration statement has become effective under the Securities Act; (B) to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (C) the registration statement and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and applicable rules and regulations of the SEC thereunder (except that such counsel need express no opinion as to financial statements or other reports of experts contained therein); (D) to the best of such counsel's knowledge, neither the registration statement nor any amendment nor supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made, not misleading (except that such counsel need express no opinion as to financial statements or other reports of experts contained therein); (E) the descriptions in the registration statement or any amendment or supplement thereto of legal and governmental proceedings and contracts are accurate and fairly present the information required to be shown; (F) to the best of such counsel's knowledge, there are no legal or governmental proceedings, pending or threatened, required to be described in the registration statement or any amendment or supplement thereto which are not described as required; and (G) to the best of such counsel's knowledge, there are no contracts or documents or instruments of the character required to be described in the registration statement or amendment or supplement thereto or to be filed as exhibits to the registration statement, which are not described or filed as required; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder, covering such matters as such underwriters and the Holder may reasonably request, in which letters such accountants shall state, subject to such qualifications as may be reasonably necessary under the circumstances (without limiting the generality of the foregoing), that they are independent certified public accountants within the meaning of the Securities Act with respect to the Company and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act; and

                          (12)    make available to the Holder, each
         underwriter for the Holder and their respective attorneys all such information and documents as they may reasonably request in order to verify the accuracy and completeness of statements contained in such registration statement; provided, however, that any underwriter or counsel for such underwriter shall first agree in writing with the Company that such information and documents that are clearly identified to such underwriter or counsel as being confidential will be kept confidential and will be used only for the purpose of verifying the accuracy and completeness of statements contained in such registration statement (subject to reasonable exceptions including, but not limited to, disclosure or information required by law).

                 F.       INDEMNIFICATION.

                          (1) In the case of each registration effected by the Company pursuant to this Section 9, the Company agrees to indemnify and hold harmless the Holder, its officers and directors, each underwriter of the shares of Registrable Securities so registered and each person who controls the Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any reasonable legal or other reasonable expenses incurred by them in connection with the investigation of any claims and defense of any actions (subject to subsection (3) of this Section F), insofar as any such losses, claims, damages, liabilities or actions arise out of or are based upon: any untrue statement of a material fact contained in the registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or in any blue sky application, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnification agreement contained in this subsection (1) shall not (i) apply to such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by the Holder or such underwriter claiming rights of indemnification pursuant to this Section F for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto, or (ii) inure to the benefit of any underwriter (or to the benefit of any person controlling such underwriter) from whom the person asserting any such losses, claims, damages, expenses or liabilities purchased the securities which are the subject thereof, if such underwriter failed to send or give a copy of the final prospectus, as then amended or supplemented, to such person and if the untrue statement or omission alleged had been corrected in such final prospectus.

                          (2) In the case of each registration effected by the Company pursuant to this Section 9, the Holder shall be obligated, and shall cause each underwriter of the shares of Registrable Securities to be registered on behalf of such person (the Holder and such underwriters being referred to severally in this subsection (2) as the "indemnifying person") to be obligated in the same manner and to the same extent as set forth in subsection (1) of this Section F, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, its directors and those officers of the Company who shall have signed any such registration statement, with respect to any statement or alleged untrue statement in, or omission or alleged omission from, such registration statement or any post- effective amendment thereof or any preliminary prospectus or final prospectus (as amended or supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company (except if such information theretofore had been corrected and, as corrected, provided to the Company) by such indemnifying person for use in connection with the preparation of such registration statement or any preliminary prospectus or final prospectus contained in such registration statement or any such amendment thereof or supplement thereto; provided, however, that the liability of the Holder hereunder shall be limited to the proceeds received by the Holder from the sale of Registrable Securities covered by such registration statement, amendment, supplement, prospectus or blue sky application, as the case may be.

                          (3) Each person indemnified pursuant to this Section F will, promptly after its receipt of written notice of the commencement of any action against such indemnified person in respect of which indemnity may be sought from an indemnifying person on account of an indemnity agreement contained in this Section F, notify the indemnifying person in writing of the commencement thereof. The omission of any indemnified person so to notify an indemnifying person of the commencement of any such action shall relieve the indemnifying person from any liability in respect of such action which it may have to such indemnified person on account of the indemnity agreement contained in this Section F, but shall not relieve the indemnifying person from any other liability which it may have to such indemnified person. If any such action shall be brought against any indemnified person and it shall notify an indemnifying person of the commencement thereof, the indemnifying person will be entitled to participate therein and, to the extent it may desire, jointly with any other indemnifying person similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified person, and after notice from the indemnifying person to such indemnified person of its election so to assume the defense thereof, the indemnifying person will not be liable to such indemnified person under this Section F for any legal or other expenses subsequently incurred by such indemnified person in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed counsel in an action in which the indemnified party and indemnifying party are both defendants and there is a conflict of interest between such parties that would prevent counsel from adequately representing both parties, (ii) the indemnifying party shall not have employed counsel satisfactory within the exercise of reasonable judgment to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. The undertaking contained in this Section F shall be in addition to any liabilities which the indemnifying person may have pursuant to law.

         10.     MISCELLANEOUS.

                 A. GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the state of New York.

                 B. NO TRANSFER. This Warrant Certificate and the rights contemplated herein are not transferable and shall not inure to the benefit of any person other than the Holder.

                 C. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. This Agreement, or any provision hereof, may be amended, waived, discharged or terminated upon the written consent of the Company and the Holder.

                 D. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger including Federal Express or similar courier service, addressed
(a) if to the Holder, to the address of the Holder appearing on the books of the Company or at such other address as the Holder shall have furnished to the Company in writing, or (b) if to the Company, to Digicon Inc., 3701 Kirby Drive, Suite 112, Houston, Texas 77098, Attn: President, or at such other address as the Company shall have furnished to the Holder in writing.

                 Each such notice or other communication shall for all purposes of this Agreement be treated as effective upon receipt.

                 E. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                 F. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

                 G. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

         Dated effective January 30, 1995

                                    DIGICON INC.



                                   By:/s/ ALLAN C. POGACH
                                      ------------------------------------------
                                   Name: Allan C. Pogach
                                   Title: Vice President Treasurer and Secretary

Attest:


       /s/ AMY MATULA
-------------------------------
Amy Matula, Assistant Secretary

                         [FORM OF ELECTION TO PURCHASE]

                   (To be executed upon exercise of Warrant.)

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _____ shares of Common Stock and herewith tenders in payment for such shares a certified check or bank draft payable to the order of Digicon Inc. in the amount of $__________, all in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _____________________________________________________________ whose address is
____________________________________________________ and that such certificate
(or any payment in lieu thereof) be delivered to ________________________ whose address is ____________________________________.


Dated:____________________              _______________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of the Warrant.)